                                                                    EXHIBIT 10.8

                      SHARE TRANSFER RESTRICTION AGREEMENT

         This Share Transfer Restriction  Agreement dated as of January 29, 2003
(the  "Agreement") is by and among St. Mary Land &  Exploration  Company,  a
Delaware  corporation  ("St.  Mary"),  and Flying J Oil &  Gas Inc.,  a Utah
corporation  ("FJOG")  and Big West  Oil  &  Gas  Inc.,  a Utah  corporation
("BWOG").

                                    RECITALS

         WHEREAS,  St.  Mary,  FJOG and BWOG  have  entered  into  that  certain
Purchase  and Sale  Agreement  dated as of December  13, 2002 (the "PSA") by and among FJOG and BWOG,  NPC Inc., a Colorado  corporation,  and St. Mary,  whereby upon the  closing of the PSA St.  Mary  shall  issue to FJOG and BWOG a total of
3,380,818  shares (the  "Shares") of St. Mary common stock,  $0.01 par value per share (the "St. Mary Stock");

         WHEREAS,  as a condition  to the closing of the PSA,  St. Mary  desires that each of FJOG and BWOG agree to certain transfer  restrictions  with respect to the Shares of St. Mary Stock as set forth in this Agreement; and

         WHEREAS,  all capitalized  terms used but not defined herein shall have the respective meanings given to them in the PSA.

         NOW,  THEREFORE,  in  consideration  of the  premises  and  the  mutual agreements  contained  herein and in the PSA,  and for other  good and  valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

         Section 1. Restrictions on Transfer of Shares of St. Mary Stock.  Until
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a period of two years has  elapsed  from the  Closing of the PSA,  FJOG and BWOG shall  not make any  disposition  by  assignment,  sale,  distribution,  pledge, hypothecation, encumbrance or any other disposition (a "Transfer") of all or any portion of the Shares of St. Mary Stock issued to FJOG and BWOG  pursuant to the
PSA. Any Transfer in violation of the foregoing shall be void.

         Section  2.   Permitted   Transfers.   Notwithstanding   the  foregoing
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provisions of Section 1 above, the above transfer  restrictions  shall not apply to the following transactions or under the following circumstances:

                  (a) After a period of one year has elapsed from the Closing of the PSA, FJOG and BWOG may liquidate and  distribute  the Shares of St.
         Mary  Stock  issued to them  under  the PSA to Flying J Inc.,  and such shares  shall,  as held by Flying J Inc.,  continue  to be bound by the restrictions  set forth in this  Agreement  until a period of two years has elapsed from the Closing of the PSA.

                  (b) In the event of an Acquisition of St. Mary (as hereinafter defined),  the restrictions on the Transfer of Shares of St. Mary Stock described in Section 1 above shall  terminate and any shares of capital stock of the acquirer (or an  affiliate  of the  acquirer)  received by
         FJOG, BWOG or Flying J Inc. in the Acquisition of St. Mary shall not be subject to such restrictions.  For purposes of this Agreement, the term
         "Acquisition  of St.  Mary"  shall  mean the  occurrence  of any of the following events: (i) St. Mary shall not be the surviving entity in any merger  (other  than a merger with a  subsidiary  of St.  Mary),  share exchange,  consolidation or other reorganization (or survives only as a subsidiary of an entity other than an affiliate of St.  Mary);  or (ii)
         St. Mary sells,  leases or exchanges  all or  substantially  all of its assets  to any  other  person  or  entity  (other  than a wholly  owned subsidiary of St.  Mary).  In the event of a tender offer for shares of
         St. Mary Stock which is approved by the Board of  Directors of St. Mary pursuant to a plan  intended to result in a subsequent  Acquisition  of
         St. Mary,  FJOG,  BWOG or Flying J Inc. may  participate in such tender offer with  respect to their  Shares of St. Mary Stock and the maker of such tender offer shall not be subject to the  restrictions on Transfer with respect to such Shares of St. Mary Stock.

                  (c) Transfers between FJOG and BWOG.

         Section 3.  Restrictive  Legends  and Stop  Transfer  Instructions.  To
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ensure compliance with this Agreement,  each certificate representing the Shares of St. Mary Stock to be issued to FJOG and BWOG  pursuant to the PSA shall bear, in addition to any legend or legends required by applicable  securities laws and any other agreements  pertaining to such Shares,  a legend in substantially  the following form:

              THE  SECURITIES  REPRESENTED  BY THIS CERTIFICATE  ARE
              SUBJECT  TO  THE  TERMS  AND  CONDITIONS  OF  A  SHARE
              TRANSFER   RESTRICTION  AGREEMENT   DATED  JANUARY  29,
              2003 WHICH PLACES CERTAIN RESTRICTIONS ON THE TRANSFER
              OF THE SHARES REPRESENTED HEREBY. A COPY OF SUCH SHARE
              TRANSFER  RESTRICTION  AGREEMENT  IS  AVAILABLE AT THE
              COMPANY'S PRINCIPAL EXECUTIVE OFFICES.

St. Mary shall also be permitted  to deliver to any transfer  agent or registrar of Shares of St. Mary Stock  appropriate  stop  transfer  instructions  covering certificates  representing the Shares of St. Mary Stock to be issued to FJOG and
BWOG pursuant to the PSA.

         Section 4. Removal of Legends and Stop Transfer Instructions.  When the
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Transfer  restrictions  imposed  by this  Agreement  terminate  by reason of the passage of time or  otherwise,  a holder of Shares of St.  Mary Stock  issued to
FJOG and BWOG  pursuant to the PSA shall be entitled to receive  from St.  Mary, without cost or expense,  new certificates  representing such shares that do not bear the legend set forth in Section 3 above and shall be  entitled  to have the stop transfer instructions referred to in Section 3 above cancelled by St. Mary.

         Section 5. Miscellaneous.
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                  (a)   Notices.    All   notices,    consents,    instructions,
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         authorizations,  waivers and other communications required or permitted by this Agreement  shall be in writing and unless  specified  otherwise herein shall be deemed duly given to a party when (i)  delivered to the appropriate  address  by hand  or by  nationally  recognized  overnight courier service (costs prepaid);  (ii) sent by facsimile or e-mail with confirmation of transmission by the  transmitting  equipment;  or (iii)
         received or  rejected  by the  addressee,  if sent by  certified  mail, return  receipt  requested,  in each case to the  addresses,  facsimile numbers or e-mail  addresses  and marked to the attention of the person
         (by name or title)  designated  in the PSA (or to such  other  address, facsimile number,  e-mail address or person as a party may designate by notice to the other parties).

                  (b) Entire  Agreement.  This  Agreement  sets forth the entire
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         understanding of the parties with respect to the subject matter hereof.

                  (c) Binding Effect.  This Agreement shall inure to the benefit
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         of, and shall be binding upon, the parties hereto and their  respective successors and permitted assigns. Nothing in this Agreement,  expressed or implied,  is intended to confer on any person other than the parties hereto or their respective successors and permitted assigns any rights, remedies,  obligations  or  liabilities  under  or by  reason  of  this
         Agreement.

                  (d) Assignment. No party may assign its rights or delegate its
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         obligations  hereunder  (whether  voluntarily,   involuntarily,  or  by
         operation  of law)  without  the  prior  written  consent  of the other parties. Any such attempted assignment shall be null and void.

                  (e) Further Assurances. The parties agree that at any time and
                      ------------------
         from time to time,  upon the  written  request of a party,  the parties will  execute and deliver such  further  documents  and do such further acts and things as reasonably  requested to effect the purposes of this
         Agreement.

                  (f)  Amendments.  This  Agreement  may be  amended  only by an
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         agreement in writing executed by each of the parties hereto.

                  (g) Waiver.  The  observance of any term of this Agreement may
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         be waived  only with the  written  consent  of the party to be bound by such waiver. No failure on the part of a party to exercise any right or remedy shall operate as a waiver thereof.

                  (h)  Governing  Law. This  Agreement  shall be governed by and
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         construed and  interpreted in accordance  with the laws of the State of
         Colorado,  without regard to any conflict of laws  provisions  thereof, except that the  Delaware  General  Corporation  Law shall govern as to matters of corporate  law  pertaining  to St. Mary and the Utah Revised
         Business  Corporation  Act shall govern as to matters of corporate  law pertaining to FJOG, BWOG and Flying J Inc..

                  (i)  Jurisdiction and Venue. The parties hereto agree that any
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         actions,  suits  or  proceedings  arising  out of or  relating  to this
         Agreement,  the  transactions   contemplated  hereby  or  any  document
         referred  to herein  shall be  brought  solely and  exclusively  in the courts  of the  State of  Colorado  located  in the City and  County of
         Denver,  Colorado,  and/or the  courts of The United  States of America located in the City and County of Denver,  Colorado,  (and the  parties agree not to commence any action,  suit or proceeding  relating thereto except in such courts),  and further agree that service of any process, summons,  notice or document by U.S.  registered mail to the respective addresses referred to in Section 5(a) hereof shall be effective service of process for any such action,  suit or proceeding brought against any party in any such court.  The parties  irrevocably and  unconditionally waive  any  objection  to the  laying of venue of any  action,  suit or
         proceeding   arising  out  of  this   Agreement  or  the   transactions
         contemplated  hereby,  in the  courts of the State of  Colorado  or The
         United  States of  America  located  in the City and  County of Denver,
         Colorado,  and hereby further irrevocably and unconditionally waive and agree  not to plead or claim in any such  court  that any such  action, suit or  proceeding  brought in any such  court has been  brought in an inconvenient forum.

                  (j)  Severability.   If  any  term,  provision,   covenant  or
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         restriction  of  this  Agreement  is  held  by  a  court  of  competent jurisdiction to be invalid, void or unenforceable under applicable law, the remainder of the terms,  provisions,  covenants and restrictions of this  Agreement  shall  remain in full force and effect and shall in no way be  affected,  impaired or  invalidated,  and the term,  provision,
         covenant  or  restriction   that  is  held  to  be  invalid,   void  or
         unenforceable  shall be modified so that it accomplishes to the maximum extent possible the original business purpose of such term,  provision, covenant or restriction in a valid and enforceable manner.

                  (k)  Attorney  Fees.  If any  action  at law or in  equity  is
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         necessary  to enforce or  interpret  the terms of this  Agreement,  the prevailing party shall be entitled to recover reasonable attorney fees, costs and  necessary  disbursements  in addition to any other relief to which such party may be entitled.

                  (l) Adjustments in Capitalization. The number of Shares of St.
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         Mary Stock subject to this Agreement shall be subject to  proportionate and appropriate  adjustment in the event of any change in the number of outstanding  shares of St.  Mary Stock that occurs by reason of a stock dividend or split, recapitalization, reclassification, or other similar change in capitalization by St. Mary.

                  (m) Headings. The headings,  subheadings and other captions of
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         this Agreement are for  convenience and reference only and shall not be used in interpreting,  construing or enforcing any of the provisions of this Agreement.

                  (n) Counterparts and Facsimile Signatures.  This Agreement may
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         be executed in any number of  counterparts,  and signature pages may be delivered by facsimile transmission.

                            [Signature page follows]

         IN WITNESS WHEREOF,  this Share Transfer Restriction Agreement has been duly executed on behalf of each of the parties  hereto by their duly  authorized representatives as of the date first above written.

ST. MARY LAND & EXPLORATION COMPANY,
a Delaware corporation

By:/s/ MILAM RANDOLPH PHARO
   --------------------------------------
   Milam Randolph Pharo, Vice President -
   Land and Legal

FLYING J OIL & GAS INC.,
a Utah corporation

By:/s/ JOHN R. SCALES
   --------------------------------------
   John R. Scales, President

BIG WEST OIL & GAS INC.,
a Utah corporation

By:/s/ JOHN R. SCALES
   --------------------------------------
   John R. Scales, President